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PORTIONS OF THIS DOCUMENT INDICATED BY AN [***] HAVE BEEN OMITTED AND FILED
SEPARATELY WITH THE SECURITIES EXCHANGE COMMISSION PURSUANT TO A REQUEST FOR CONFIDENTIAL TREATMENT OF SUCH INFORMATION.


                                                                   EXHIBIT 10.16

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

                  CONTRACT FOR SERVICES OF IMPORT, PREPARATION
       AND DISTRIBUTION OF MOBILE TELEPHONES, FIXED BASES, ACCESSORIES AND
                          PUBLIC TELEPHONY VALUE CARDS
                 AND PREPAID CARDS BETWEEN STIMM CIA. LTDA. AND
                                   OTECEL S.A.

There appear for the execution of this agreement the party of the first part, OTECEL S.A., duly represented by Mr. Alberto Sandoval Jaramillo, in his capacity of Executive President, hereinafter OTECEL; and the party of the second part, SOLUCIONES TECNOLOGICAS INTELIGENTES PARA MERCADO MOVIL STIMM CIA., Ltda., duly represented by Mrs. Carla Giussani in her capacity of General Manager, hereinafter STIMM. The parties freely and voluntarily agree to execute this contract for services of import, preparation and distribution of mobile telephones, fixed bases, accessories, parts and public telephony and prepaid cards.

FIRST.- RECITALS

a. OTECEL is a joint stock company legally incorporated in Ecuador, holder of the concession granted by the Ecuadorian State to render cellular mobile telephony service and value added services.

b. STIMM is a Limited Liability Company duly incorporated in Ecuador, which engages in the provision of services of purchase, preparation and distribution of mobile telephones, fixes bases, accessories and public telephony and prepaid cards.

c. OTECEL is interested in contracting with STIMM for the provision of telephones, accessories and cards, to be delivered by STIMM to persons and companies, in the place and under the conditions indicated by OTECEL.

d. STIMM is a company specialized in handling and distribution of telephones, and as such, it has the necessary structure and resources to carry out the acquisition, storage, preparation, equipment, transportation, transfer and subsequent delivery of the equipment to whomever OTECEL indicates.

TWO.- OBJECT

Under this contract, the parties mutually obligate themselves, STIMM, independently, to supply to OTECEL, under purchase and sale, equipment, accessories and public telephony and prepaid cards and/or to keep under consignment equipment, accessories and public telephony and prepaid cards owned by OTECEL and OTECEL to pay for such supply or services the compensations set forth in Clause Four of this hereof.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

THREE.- DEFINITIONS

3.1 "Internal Products Approval" - means the process of carrying out a series of trials and tests in the products to be marketed, to verify their correct operation in OTECEL's network. As a result of the certification process, OTECEL will issue a Technical Test Report indicating the acceptance or rejection of the product, and detailing its technical characteristics, which will include hardware and software versions.

3.2 "Authentication" - consists of the generation of the authentication code (A-key) and the entering of such code in Motorola FX1500 or FX2500 units, or any other unit requiring manual entry of an A-key. The A-key will be generated with a cell simulator provided by OTECEL's Technical Department. The A-keys will be entered by STIMM in its warehouses. The authenticated units will be identified by a label containing the initials AU. This label will be provided by STIMM and its price is included in the Authentication Service. The FX2500 units need to be dismantled, authenticated and assembled again.

3.3 "Battery Charging" - consists of charging the batteries until they reach the "full" measurement on the screen of the telephone. STIMM will provide all the electrical installations necessary, such as connection strips, surge protectors and wiring in sufficient quantity, in addition to electric power.

3.4 "IRDB Entry" - consists of the update of each telephone in the Intelligent Roaming Database (IRDB), with the information provided by OTECEL. This process is carried out with specific hardware and software for each brand. The required hardware and software is provided by OTECEL to STIMM. Each telephone which has been loaded with the IRDB must be identified with a sticker indicating the version number of the IRDB file. The label will be provided by STIMM and its prices included in the IRDB Entry Service. This is an error-free process, and therefore, the equipment which do not accept the IRDB entry or which present a problem must be separated by STIMM from the rest of the lot, and an Excel file must be generated with the ESN identification and observation.

3.5 "Act of God or Force Majeure" - Neither OTECEL nor STIMM will be responsible for default on their obligations hereunder if such default is due to the occurrence of events of force majeure or act of God, which subject to the definition set forth in the law (Civil Code, article 30) include, inter alia, acts of war, earthquakes, floods, mutinies or any other facts or acts beyond the control of the affected party, especially in the following cases: default on the shipping of the product by manufacturers or providers which cannot be reasonably foreseen in spite of using the necessary diligence; or legal regulatory or force majeure reasons which obligate OTECEL

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

         to suspend the marketing of its products and services and therefore, the purchase of equipment and other accessories. If the obligations of either party in the aforementioned terms is suspended due to force majeure or act of God, said party will immediately advise the other party about the suspension, indicating its reasons, and the measures necessary to correct it. When a circumstance of force majeure forces the suspension of this contract continuously and for a period in excess of five (5) consecutive calendar months, either one of the parties will have the right to terminate this contract.

3.6 "Products Certification Certificate" - means the process of obtaining certification from the competent official entities which entitled OTECEL to sell the Products.

3.7 "C.A.V.S. (Customer Service and Sales Center) - Points of Sales of the Company" - means the Points of Sale owned by OTECEL.

3.8 "Basic Cost of the Product" - means the price of the Product which includes the following:

         -        Purchase cost of the product at origin

         -        Freight from origin (delivery point of the manufacturer) to:
                  Miami or Quito, depending on OTECEL's instructions

         -        Handling of inventories abroad (STIMM Corp. Miami) includes:
                  reception, sampling, storage and shipping

         -        International logistics include freight from Miami to Quito

         -        Customs release

         -        Payment of import fees and duties

         - Logistic handling in Ecuador, includes internal transportation to the warehouses of STIMM Ecuador

         -        Handling of inventories and storage at STIMM Ecuador

         - Programming, kitting, preparation of the product (for Prepaid products); Preparation of the product only (for Postpaid products)

3.9 Software tools to handle inventories, i.e., the right to use the systems to be used by STIMM as support of the operation (e.g., FMS as defined in Section 3.15)

3.10 "Authorized Distributors" - Artificial Persons which are Strategic Partners, and which market OTECEL Products and Services. They may have one or several Points of Sale.

3.11 "D.O.A. (Dead on Arrival)" - means the equipment in perfect cosmetic condition which do not turn on when received and therefore, all equipment that show mistreatment, shocks, humidity and violated seals are excluded.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

3.12 "ESN, TC, EID Scanning" - consists of generating an Excel file with a list of all ESN (Electronic Series Numbers) in decimal or hexadecimal format, TC (certification labels) and EID (cellular modem identification number, if the telephone has it) of all the telephones in a lot. This process will be error-free so that STIMM must use an optical bar code reader.

3.13 "Product Certification Label" - means obtaining the individual certification labels of the product to be marketed in OTECEL's Points of Sale and their DAS.

3.14 "Manufacturer or Provider" - means the company which provides the Products under purchase order placed by STIMM at the request of OTECEL.

3.15 "Flash" - consists of the upgrade of the software of each telephone it required. OTECEL will provide the necessary hardware and software for the process for each brand of cellular equipment.

3.16 "Fulfillment Management System of "FMS" or "Inventory System" - means the inventory system containing the inventory information in each Point of Sale (quantities and models) including the inventories in the warehouses supervised by STIMM Corp. and STIMM Ecuador. This system establishes minimum and maximum inventory levels for each Product in each Point of Sale and is used only for inventory administration issues, so that costs or prices are not recorded in it. This System will be as determined automatically and according to the parameters established by mutual consent between OTECEL and STIMM in the product replacement orders for the Points of Sale.

3.17 "Excess Inventory" - means the Product whose inventory levels constitute more than 45 days of Average Sales per Product, for such Product.

3.18 "Normal Inventory" - means the Product whose inventory levels constitute less than 45 days of Average Sales per Product, for said Product.

3.19 "Obsolete Inventory" - means the Product which has not been sold in the last 45 days.

3.20 "O.C.A. (Open Purchase Order)" - means the document by which OTECEL authorizes STIMM to buy for subsequent supply to OTECEL the products required in the maximum quantities and qualities established for each model, for the period covered by said OPO.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

3.21 "Personalization or Kitting" - means adding or changing external elements in the telephone to give it the appearance defined by OTECEL, such as sleeves, boxes, seals, etc.

3.22 "Product Portfolio" - means the Products from various manufacturers or brands and their corresponding models and versions, in certain quantities or percentages. The Product Portfolio will be defined over time, establishing transitions between models or versions in order to allow for correct planning of the supply chain.

3.23 "Price" - means for each unit the sum of the "Basic Product Cost" plus the following items:

     -   Inter-company fee (based on the Cost of the product ex-works Miami

     - Fee for sales administration financed to indirect channel (based on the Basic Cost of the Product - applied only to sales on credit to the indirect channel)

     - Transportation insurance from the beginning to the end of the process (based on the Basic Cost of the Product)

     - Fee for logistic handling from the beginning to the end of the process (based on the Basic Cost of the Product)

     - Cost of transportation for distribution from the warehouses of STIMM Ecuador to the Distribution Points defined in 3.33

     The "Price is the amount in Dollars finally billed to OTECEL or to its DAS for the product delivered.

3.24 "Pre-Programming" - consists of the programming of a generic MIN, SID, band selection and storage of special memories for each telephone in a lot. The telephones will be syntonized in band B, the access to the message box will be taped [(***)] on key No. "1" or the key showing the message box icon (available on certain telephone models), the access to the Telephone Customer Service Center [(***)] will be taped on key No. "2" and the emergency number (911) on key No. "9".

3.25 "Product" - means the mobile radio telephony equipment with cellular and/or wireless technology, components, parts and new, used or refurbished accessories, totally working and functional to render telecommunications services in Ecuador, to be delivered by STIMM for sale to OTECEL. For these purpose, STIMM will be responsible to deliver to OTECEL Products complying with technical and regulatory certification requirements applicable for their due and legal interoperability with the systems and facilities of the Ecuadorian telecommunications industry, including public telephony and prepaid cards.

3.26 "Special Product" - means the product (i) requested for a specific project or campaign; (ii) refurbished product, new product, (iii) product not marketable in another market or specific for OTECEL.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                 [***] Denotes Confidential Treatment Requested


                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

3.27 "Normal Product" - means the Product whose brand and model have a history of sales at OTECEL of at least 2 months and whose inventory is controlled under the Inventory System.

3.28 "Products Sold by STIMM" - means the product which was actually deducted from inventories, billed and delivered at the point of sale authorized by OTECEL, and whose receipt is duly documented in the delivery document.

3.29 "Programming" - consists of the programming of a final MIN, SID, band selection, storage of special memories (if required) and the so-called incoming call test, for each telephone in a lot. This is a free of error process, and therefore, the equipment that failed the incoming call test are separated from the rest of the lot; STIMM must generate an Excel file containing a list of these telephones with MIN data and observations.

3.30 "Data Programming" - consists of the programming of all the parameters required for a working telephone to function with mobile Internet. It includes, inter alia, the IP address and Gateway settings. OTECEL will provide all data necessary for the equipment to operate. An operation test will be done in mobile Internet. This is a free of error process and therefore, STIMM will cause the telephones that failed the surfing test to be separated from the rest of the lot with generation of an Excel file containing a list with the identification of its ESN, EID and IP data.

3.31 "Sales Forecast" - means the estimator or estimate itemized by month, by brand and by model, or all products OTECEL wishes to market. The forecast must be provided at all times for the next 12 calendar months in a format previously accepted by both parties by mutual consent, and by the procedure described in the Service and Procedure Agreement.

3.32 "Quarterly Projection" - means the Product units ordered by quarter which OTECEL plans to buy from STIMM in the indicated quarter.

3.33 "Basic Operation Test" - consists of turning on the telephones, transmission/reception test, operating tests of the charger or charging circuit, integrated into the telephone. STIMM must generate an Excel file containing the ESN and any novelty each telephone may have.

3.34 "Distribution Points" - means the CAVS Warehouses and the main DAS Warehouses in each Region, also including the Direct Sales Warehouse. STIMM's delivery of Products will be limited to the Warehouses defined as Distribution Points.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested
                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

3.35 "Inventory Report" - means the report on the quantities of product by brand and model kept in all points of the supply chain.

3.36 "Daily Sales Report" - means the equipment sold by model, by warehouse or point of sale per day, which will be reported in an accepted format (as appears in Annex IV D) by mutual agreement between the parties and delivered by OTECEL to STIMM before 9 a.m. on the following business day.

3.37 "Optional Service" - means all services required by OTECEL which are not contemplated in the definitions of "Basic Cost of the Product" and "Product Price". They will be defined in Annex I according to OTECEL's requirements. The Optional Services required by OTECEL and which are not part of Annex I will be defined and quoted on individually in a timely fashion and will be automatically included in said Annex.

3.38 "S.S.A. (Sales and Service Assistance)" - means the personnel of OTECEL whose function is to assist the final customers and produce sales in C.O.P.O.S.

3.39 "Territory" - means the Territory covered by this contract, which constitutes the Republic of Ecuador.

3.40 "Average Sales Per Product" - means the Average sales of the last 3 months, for each Product of the portfolio.

3.41 "Content Verification" - consists on individual opening of each box containing the product received. STIMM must generate an Excel file containing the ESN, the list of accessories and any novelty there may be contained in a box, such as, for example, defective or Dead on Arrival equipment (DOA).

3.42 "Projected Volume" - means the average quarterly sales volume projected by STIMM to deliver to OTECEL hereunder.

3.43 "Value Telephony Cards" - are defined as value telephony card or any card or similar physical means that has a monetary value in the market, by which OTECEL markets its cellular mobile telephony service by selling airtime in prepaid form, to be activated or used in any mobile cellular or fixed equipment under the prepaid modality or using the public telephony booth located throughout the country. The value of these cards is the nominal commercial value, i.e., the monetary or commercial retain value held by these cards for the airtime activated for cellular mobile telephony service.

FOUR.- SCOPE

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

In addition to the specific conditions included in the Service and Procedures Agreement which will be timely approved by both parties, the supply of products will be subject to the following general conditions:

4.1      Definition of Portfolio and Product Certification

         a. OTECEL will be responsible for the definition of the portfolio of cellular phones and cards to be used to prepare the "forecast". The portfolio must include the most probable launch dates of cellular telephones and cards in various new denominations.

         b. STIMM will be responsible for defining the portfolio of accessories, taking into account OTECEL's recommendations and instructions.

         c. Furthermore, OTECEL must take upon itself the internal approval of the cellular telephones and provide to STIMM all documentation necessary, as well as the respective samples to present them to the competent official entities in order to obtain the Certification Certificate.

         d. STIMM, after importing into the country the mobile cellular or fixed equipment, will proceed with their immediate certification with the respective regulatory entity, and may not enter into its inventory or market any cellular telephone if it does not have the respective certification.

4.2      Preparation of the Forecast

     a. a) OTECEL will prepare monthly a rolling sales forecast corresponding to each requirements of cellular telephones and cards for the next 12 months. The first month will be fixed, will not allow for any variation, months [***] and [***] will allow for a [***]% variation. Months [***] to [***] will allow for a [***]% variation; as of the [***] month, it will be considered "visibility" and it may allow for undetermined variations. Starting from the [***] month, the tolerance percentage is the objective established by the parties, which will be met depending on market conditions.

     b. b) This information must be delivered to STIMM in writing by the 8th day of each month in the operating meeting agreed upon by the parties for this purpose.

     c. c) The information contained in the rolling sales forecast must be based on historic sales data and also contain the sales forecasts of cellular telephones and cards, including special campaigns and/or promotion in the formats agreed upon by the parties for this purpose.

     d. d) STIMM will be responsible to prepare monthly the purchase plan (FORECAST PO HISTORY) corresponding to the rolling sales forecast

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

           delivered by OTECEL. This information must be sent on the 9th day of each month in the format established by the parties for this purpose.

4.3      Open Purchase Order (OPO)

     a. With the sales forecast delivered monthly by OTECEL, the open purchase order (OPO) will be prepared for the following three months of the year, after the delivery month of the forecast. This document must specify: provider, quantity, brand, model and price agreed upon by OTECEL, corresponding to each of the cellular telephones and cards required for each quarter. In the case of introduction of new products, OTECEL must deliver to STIMM the technical, commercial and guarantee specifications agreed upon with the provider; this document will be delivered signed by the representative of the Supply Chain and Marketing.

     b. STIMM will be responsible for the planning of the purchases and coordination of deliveries, as well as transport, import and storage of the equipment and products, their safety and custody; and will distribute and market them through the various OTECEL authorized sales channels.

     c. In the case of "Special Product" closed Purchase Orders will be placed, firm and irrevocable, with special and specific conditions to be met.

4.1      Billing Modalities

     a. The sales of cellular telephones to DAS will take place with the corresponding invoice issued by STIMM. The sales of cellular telephones to the points of sale of OTECEL will be done with the delivery document and/or corresponding invoice issued by STIMM.

     b. The delivery of value cards, which are in the custody of STIMM to DAS will be done with the respective invoice issued by OTECEL. The delivery of cards to OTECEL's points of sale will be done with STIMM's delivery document and OTECEL's transfer document.

4.5      Reception and Transfer of Responsibilities

     a. Deliveries of cellular equipment will be accompanied by the legal documentation of transfer of title therein, which is the respective invoice (invoice and/or delivery document). When the merchandise is received by OTECEL or its DAS, the quantity will be verified, since the units are duly sealed according to the agreement between OTECEL and STIMM, in the presence of a representative of STIMM and another of OTECEL or its DAS. In the case of complaints related to shortages in the content of the

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

              merchandise delivered and if STIMM's responsibility is duly proven by the respective investigation, the latter will cover the shortage.

     b. The delivery of the value cards will be accompanied by the legal documentation for their transfer of title, which is the respective (invoice and/or delivery document). When the merchandise is received by OTECEL or its DAS, the packaging will be inspected, establishing that their safety seal has not been violated, in the presence of a representative of STIMM and another of OTECEL or its DAS. For this reason, STIMM will not accept subsequent complaints related to shortage in the content of the merchandise delivered. If a violation is found in the safety systems of the packaging of the various cards, the shipment will not be received and the merchandise will be immediately returned to STIMM, signing the document with the details of the irregularity found in the packaging of the value cards. This document must be signed by the representative of STIMM and the authorized representative of OTECEL or DA.

4.6      Lack of Demand for the Products

1.       NORMAL PRODUCT.-

When the "Normal Product" purchased, imported and stored by STIMM to be distributed to the points of sale of OTECEL and its DAS does not record the expected sales and therefore, generates excess inventory, STIMM will inform OTECEL by a written report and OTECEL must take the action necessary to resolve the problems caused by the excess inventories within no more than 15 days.

STIMM will make its best effort to reduce the impact of the excess in subsequent months, including actions such as: the cancellation of Purchase Orders already confirmed with the providers, liquidation of inventories in transit or in STIMM's warehouses outside Ecuador, relocation of the product in Purchase Orders that are confirmed, in transit or in STIMM's warehouses outside Ecuador. Regardless of the actions, STIMM will make its best effort to avoid costs or penalties of any type, whenever possible.

In all cases described above, OTECEL must recognize and pay to STIMM all costs and penalties incurred when it was not possible to avoid them, prior to the presentation of a settlement and the corresponding invoices.

The process to be applied includes the following activities:

     1. Monitoring of the sales behavior of the "Normal Product" versus the sales forecast delivered by OTECEL, through weekly revision meetings

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

         held by the pertinent STIMM and OTECEL personnel.

     2. Evaluation, on the first business day of each month of the existence or non-existence of excess inventories, caused by the lack of demand of each product in the immediately prior month. The lack of demand is established when the real sales of the month are less than the sales forecast established for that month.

     3. Calculation of the excess inventory by application of the following variables and operations:

              -   Real sales of the month by STIMM (VRB)

              - Sales forecasts for the month established by OTECEL, which generated the placement of purchase orders (FVO)

              - Inventory required for 15 days, based on the real sales of the month under analysis (IFV)-(VRB/2)

              -   Excess inventory (EDI), calculated as follows:

                  EDI = FVO - VRB - IFV

                                            EDI = FVO - VRB - (VRB/2)

                  EDI = FVO - 1.5 VRB

                  There is an excess if the EDI calculated value is higher than zero

     4. Communication to OTECEL by STIMM, the second business day of each month, of the values obtained in the calculation of excess, in the format agreed upon between the parties.

     5. On the 15th of each month or the immediate business day [sic], OTECEL and STIMM will establish by mutual agreement the method for the transfer of excess inventory to OTECEL, according to one of the options established below:

         - STIMM will bill OTECEL for the quantity of excess equipment at the basic cost of the product payable within no more than 15 days. Such equipment will remain under the responsibility and custody of STIMM, for which purpose OTECEL will issue the corresponding delivery document.

         - Agreement between the parties to refinance the mutual accounts payable pending, as of that date, in amounts equal to the value of the excess inventory.

2.       SPECIAL PRODUCT.-

When a "Special Product" purchased, imported and stored by STIMM to be distributed to the points of sale of OTECEL and its DAS does not record the expected sales and therefore, generates excess inventory, STIMM will inform

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

OTECEL by a written report and OTECEL must take the action necessary to resolve the problems caused by the excess inventories within no more than 15 days.

The process to be applied includes the following activities:

     1. Monitoring of the sales behavior of the "Special Product" versus the sales forecast delivered by OTECEL, through weekly revision meetings held by the pertinent STIMM and OTECEL personnel.

     2. Evaluation, on the first business day of each month of the existence or non-existence of excess inventories, caused by the lack of demand of each product in the immediately prior month. The lack of demand is established when the real sales of the month are less than the sales forecast established for that month.

     3. Calculation of the excess inventory by application of the following variables and operations:

              -   Real sales of the month by STIMM (VRB)

              - Sales forecasts for the month established by OTECEL, which generated the placement of purchase orders (FVO)

              -   Excess inventory (EDI), calculated as follows:

                  EDI = FVO - VRB

                  There is an excess if the EDI calculated value is higher than zero.

     4. Communication to OTECEL by STIMM, the second business day of each month, of the values obtained in the calculation of excess, in the format agreed upon between the parties.

     5. On the 15th of each month or the immediate business day [sic], OTECEL and STIMM will establish by mutual agreement the method for the transfer of excess inventory to OTECEL, according to one of the options established below:

         - STIMM will bill OTECEL for the quantity of excess equipment at the basic cost of the product payable within no more than 15 days. Such equipment will remain under the responsibility and custody of STIMM, for which purpose OTECEL will issue the corresponding delivery document.

         - Agreement between the parties to refinance the mutual accounts payable pending, as of that date, in amounts equal to the value of the excess inventory.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

     6. After the product is sold and billed to OTECEL, STIMM will make its best effort to present purchase proposals for said product from local and/or foreign customers. The purchase proposals may mean a loss to be assumed by OTECEL, given that the market value of the equipment fluctuates and generally goes down over time.

OTECEL must answer STIMM about its interest to liquidate the product in the terms of the purchase proposals selected and confirm in writing the terms of the sale, for which purpose STIMM will act as an inverse logistic agent. STIMM will apply the charges established in Annex I hereof for the services rendered, which will be billed locally to OTECEL.

FIVE.- PRICES AND FEES FOR THE SERVICES CONTRACTED

5.1 The price of the Mobile Telephony Equipment delivered will be the value defined as the Basic Cost of the Product in Section 3.22; this value will be billed to OTECEL with a payment term of 30 calendar days after the date of billing. All invoices issued in a calendar week will be taken into consideration to make a single weekly payment and the term will run from Friday each week. The maximum payment deadline will be the Friday of the week in which the term ends. The following items will be added to this Basic Cost:

 a. A fee of [***] percent ([***]%) for services under the contract over the Basic Cost of the Product delivered to OTECEL and its DA. This fee will be billed to OTECEL, which must pay the invoices within a term of 15 calendar days from issue date. Prior to the issue of the invoice, the parties will review the fees to be collected.

         STIMM reserves the right to collect the valid default rate from OTECEL prior to agreement between the parties, when its invoices remain unpaid for more than 30 business days from the due date of the invoice.

b. In the event of credit sale to OTECEL's DA's, in addition to the [***]% described in the previous item, the following will be paid:

         - A fee of [***]% for portfolio administration and credit to DAs when the payment term is 30 days

         -    A fee of [***]% when the payment term in 15 days.

         -    In cash payments by DAs, there will be no additional surcharge.

         - These additional surcharges will apply over the price of the equipment defined in the receipt issued each month by OTECEL. This fee will be billed to OTECEL immediately after the DA paid its invoice, depending on the credit used by DA with a term defined by

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

              OTECEL per product, the maximum time of which will be 30 days according to the following formula:

              Formula for the Calculation of the Fee of i% = K * N * PGC * TE

              Where:

              K = [***]%/30 days

              N = Number of days lapsed from the billing date of STIMM to the payment date of the DA

              PGC = Price of the equipment billed by STIMM to DA, this price is equal to the value of OTECEL's receipt.

              TE = Total Equipment billed by STIMM and paid by DA

              i = [***]% or [***]% depending on the payment term

              OTECEL must pay the invoices issued for this reason within no more than 15 calendar days from the issue date thereof.

              Upon the lapse of the credit term authorized by OTECEL to the DA, STIMM, in addition to the default interest generated for the time lapsed, will take alternate measures it deems appropriate for the correct administration of its portfolio.

c. A fee of [***]% over of the Purchase Cost of the Product at origin, for handling costs of the Supply Chain at BRIGHTSTAR Corp., Miami, FL, USA.

d.       The cost of insurance and distribution, as defined in ANNEX I "PRICE
         TABLE".

e. Current access levied on these commercial transactions in Ecuador (for example: taxes, dues, duties, special improvement contributions and others).

f. The values established in ANNEX I "PRICE TABLES" hereof, which vary according to the delivery mode of the equipment, the volume of equipment delivered, the delivery point of the equipment and other conditions specified in the Purchase Orders.

5.2 The payment terms negotiated between OTECEL and the manufacturers or providers of equipment will be transferred to STIMM and passed on exclusively to OTECEL under the same conditions.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

         In the event of specific negotiations with providers which do not agree with the 30 day credit established above, the parties will sign an addendum describing the special terms and conditions of the transaction.

5.3 STIMM will be responsible to maintain updated a payroll of the personnel authorized by OTECEL or the DAS DA by point of sale. Any change in executive positions must be communicated timely in writing to STIMM. Receptions of products will be always documented in writing through the respective shipping documents and/or invoices duly signed exclusively by authorized personnel.

SIX:  GUARANTEES FOR THE MARKETING OF EQUIPMENT

The marketing of equipment to DA on credit will be backed up by the following guarantee structure:

a. Part of this guarantee is backed up directly by the DA, by issue of an unconditional, irrevocable immediately collectible bank guarantee, issued in favor of STIMM by the DA.

b. The remaining part of the amount of this guarantee will be covered by OTECEL and backed up by the monthly amounts payable by OTECEL in commissions to the DA.

The percentages of the guarantee described in items a and b will be defined unilaterally by OTECEL, by Modification Annexes to be enclosed with this contract, according to the special circumstances and conditions of the transaction; the modification must be officially communicated both to STIMM and to the DAS, at least 7 days in advance.

If the DA defaults on the payment of the respective invoices for cellular mobile telephony equipment, value cards or accessories sold or delivered to it by STIMM, said amounts will be collected by executing the aforementioned guarantees, after notice and agreement between the parties.

SEVEN.- MARKETING OF PUBLIC TELEPHONY VALUE CARDS AND PREPAID CARDS

7.1 Price.- The price of the value public telephony and prepaid cards delivered will be the FOB value at which STIMM purchased them from the respective providers, plus the current taxes levied on transaction in Ecuador (e.g., taxes, dues, duties, special improvement contributions and others), i.e., the basic Cost of the product.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                     [***] Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

7.2 Billing.- STIMM will bill the value cards to OTECEL at their base cost immediately after their import into the country, under the same credit terms granted to STIMM by the provider. The cards will become property of OTECEL and will remain under STIMM's custody and responsibility by signing the respective shipping document which will detail the import lot and the quantity and quality of the value cards.

7.3 Responsibility.- When the value cards are in STIMM's installations, i.e., under its custody and responsibility, STIMM will be responsible for the value of the airtime of the cards in the event of theft, loss or damage attributable to non-compliance in the internal control and safety processes, or losses and theft attributable to STIMM employees. In the event of attacks or violent robbery, act of God or force majeure indicated in OTECEL's insurance policy, OTECEL will assume through its insurance the value of the airtime of the cards. When the value cards are in transit during import or customs release, or are transported to the various sales channels, OTECEL is responsible for the value of the airtime of the value cards.

7.4 Fees.- STIMM will collect a fee for custody and administration of the inventory of value cards, in the amount of US$ [***]/100 per value card distributed.

EIGHT.- SALE OF VALUE CARDS

OTECEL authorizes the sale of public telephony and prepaid value cards to STIMM in the kiosks located in the CAVS of OTECEL, under the terms and conditions set forth herein.

Commission for the sale of cards.- For the sale of cards made by OTECEL to STIMM, it will pay a [***]% commission for prepaid cards and [***]% for public telephony cards, calculated on the value equivalent to the airtime of each card, i.e., not including taxes (pending approval STIMM business case)

Storage.- STIMM will keep the stock of cards for sale in each point in safety deposit boxes. These boxes will remain in the CAV in the warehouse area. The safety means (locks, access codes, keys, etc.) which STIMM establishes will be under the exclusive responsibility of this company. The entry and withdrawal of cards into the safety deposit box is the responsibility of OTECEL's warehouse employee; such withdrawals and entries must be documented and signed both by STIMM and OTECEL personnel. In the event of loss of cards in the safety deposit boxes, joint investigation will be carried out to define responsibilities.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                     [***] Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

Collection.- STIMM will make daily two deposits through OTECEL's treasury area, one in the morning and another in the afternoon, in each of the points, corresponding to the amounts collected in cash for Sales of Accessories and Sale of Cards.

To identify these amounts and the conciliation with SCM and Accounting, two additional payment forms were created in the current computer system for the control of the treasury, with principles similar to "STIMM Accounts Payable Accessories" and "STIMM Accounts Payable Cards". The treasury area will issue the payment receipts in connection with the payment terms mentioned above.

These transactions will be part of the normal treasury process of OTECEL S.A. so that STIMM agrees that the amounts are added to the global deposit made by each point daily to an OTECEL S.A. account with the Local Bank.

Conciliation and reimbursement of Amounts.- Every two weeks, the accounting area will deliver to SCM the consolidated balance of the "Accounts Payable STIMM Accessories and STIMM Cards" so that SCM may make the corresponding request for payment for the reimbursement of amounts to STIMM.

NINE.- MARKETING OF ACCESSORIES

9.1 Business model.- OTECEL will assign to STIMM the right to occupy a space previously defined between the parties in each of its CAVS in order to install and operate an accessory exhibition module. Said module will have space for exhibition, storage, sales display and a chair for administrative and sales personnel, as well as an electric power connection, internet point and telephone connection, provided by OTECEL. Furthermore, OTECEL will allow the personnel contracted by STIMM to use the common facilities of the CAVS (entry, corridors, bathrooms, kitchen, etc.).

         STIMM will be absolutely responsible for the purchase, import, storage, distribution and sales of new accessories in the points of sale of OTECEL, which business is assigned by OTECEL to STIMM. Furthermore, STIMM will contract its own personnel who will be employed it, to take charge of the administration and sales of cellular mobile telephony accessories in the points of sale assigned by OTECEL, without any employment relationship between such personnel and OTECEL.

         The modules will be designed and built by STIMM at its own cost and must be approved before they are installed, in terms of esthetics and image, as disposed by OTECEL's Marketing and Advertising Department.

9.2 Billing.- STIMM will bill the accessories directly and independently to the final customers, using its own billing system, for which purpose it must comply with all provisions of the Billing Regulation and the tax standards and provisions issued by SRI.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                     [***] Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

9.3 Sale of accessories through OTECEL's SSA.- OTECEL's SSA in CAVS may sell accessories to customers using the warehouses assigned to each of them. The provision and supply of the inventory of the physical warehouse of the SSA will be the responsibility of STIMM. STIMM will deliver the inventory based on the sales history of the SSA in the event of shortage of inventory caused by an extraordinary increase, in the event of an act of God or force majeure, STIMM will not be held responsible. Any shipment of accessories made by STIMM to OTECEL will have its respective invoice.

         The last business day of each month, each CAV will issue a report indicating the inventory not consumed by OTECEL to issue the respective Credit Note.

9.4 Liability.- In all the stages of the process, cellular mobile telephony accessories will be the property STIMM and therefore, all risks for losses, theft of any damage or destruction suffered due to any event produced in the premises of OTECEL, be it by fire, flood, earthquake or any other climate or natural event; or attack, popular unrest, mutiny, war, etc. or any event of any nature, be it considered or not an act of God or force majeure, these costs will be exclusively assumed by STIMM without holding OTECEL liable; for these events and contingencies, STIMM will take its own insurance which must protect it and cover such events, as well as protect OTECEL against damage caused by third parties.

9.5 Portfolio of accessories.- OTECEL will define the cellular mobile telephony accessories to be marketed by STIMM based on the portfolio of new telephones OTECEL has chosen to market. These accessories may be original or generic; generic accessories may not be electronic accessories with direct contact with any element or connector of the cellular telephone, i.e., chargers, batteries, free hands, car kits, etc., since they would invalidate the manufacturing warranty of the telephone; should this occur, STIMM will be responsible for such warranty. The electronic accessories sold by STIMM in the premises of OTECEL must be exclusively original and will have the manufacturer's warranty and will require the technical approval of OTECEL, before they are sold. Non-electronic accessories may originate from various sources anywhere in the world, certification or approval or any sort will not be required from OTECEL, such as shells, cases, clips, etc.; In the event of complaints related to non-electronic accessories purchased by final customers, be it for manufacturing defects, poor quality of material and finish or any other complaint, provided it is duly motivated, STIMM will immediately replace the accessory by another similar one in perfect condition. The accessories will be personalized (blister pack) with the BELLSOUTH brand on generic accessories excluding those with OEM packaging.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                     [***] Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

9.6 Price of the accessories.- STIMM will establish, at its only discretion and under its responsibility, the retail prices for all accessories in the respective portfolio. In turn, it may handle differentiated prices for cash payment or credit card. Furthermore, STIMM may carry out promotions at discount prices, combos of various products and others, designed to support an increase in sales and/or exhaust the inventory of low turnover products or products about to be discontinued, provided it obtains prior authorization from OTECEL's Marketing Department.

9.7 Commissions.- STIMM will pay to OTECEL a [***]% commission of the final selling price of the cellular mobile telephony accessories before tax. The commissions will be paid by matured months and according to the sales report to be issued by STIMM each month, which must be previously validated and accepted by OTECEL. OTECEL will issue an invoice corresponding to [***]% monthly commission. STIMM will pay to OTECEL a [***]% commission of the selling price of STIMM to OTECEL for the cellular mobile telephony accessories when the sale is done through the SSA in CAV, such commission will be reflected in the invoice to be delivered by STIMM with each shipment.

9.8 Minimum and maximum system.- STIMM will use a minimum and maximum system for managing inventories and replacement of accessories at points of sale. By using such systems, STIMM will assure the correct supply of each of its points. Should STIMM, for any reason, be left without the minimum stock of accessories agreed upon between the parties in any point of sale located in OTECEL's premises and therefore be unable to render this service to final customers, OTECEL will collect a daily fine of [***]% of the value of the accessory.

9.9 Information and reports.- STIMM will prepare sales reports of accessories, which will serve as basis for the payment of commissions to OTECEL, inventory turnover and business metrics to be defined by STIMM. This report will be accompanied by a copy of the proof of payment or invoices issued for the commercial transaction carried out.

9.10 Hours of operation.- STIMM will operate its modules during the normal office hours of the CAVs, such schedules would be coordinated and agreed upon periodically between STIMM and OTECEL. If, for any reason, STIMM's accessory sales module remains closed or the employee thereof is not present during the agreed hours, this fact will be communicated by OTECEL to STIMM, which must resolve the problem within a maximum of 24 hours; otherwise OTECEL will collect a fine of [***]% daily of the average daily sales of the last month of the point in question.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                     [***] Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

9.11 Warehouse.-The stock of accessories of each store must be kept under key in the storage area previously assigned for STIMM. STIMM will be responsible to equip these warehouses with all protections and take all security measures. OTECEL will not be responsible for any loss suffered by said warehouses.

9.12 Handling of warranties and returns.- STIMM will be the only party responsible to handle the technical and manufacturing warranties and returns by the customers. In both cases, the Customer must present the purchase invoice showing the date and warranty terms, hologram in perfect conditions and the accessory without damage due to misuse. STIMM will decide whether the accessory presented meets the aforementioned conditions. The terms of the warranties will be governed by STIMM's policies. If any accessory sold by STIMM caused any damage to the cellular telephone that used it, as determined by the personnel of the Technical Department or Outsourcing Technical Department of OTECEL, STIMM promises to replace the equipment in question for the customer by another of the same brand and model within less than 24 hours. Any lawsuits or complaints filed by the customers with the competent authorities for violations of the Organic Law of Consumer Defense or any other current Law related to or produced by the service rendered and/or the sale of accessories in STIMM's modules located in OTECEL's premises, STIMM will be the only party responsible to take all steps and defense measures against such actions, and bear all costs, fines and indemnities determined in these proceedings. In the event of legal actions for sales of accessories by SSA in CAVS, OTECEL will communicate to STIMM the beginning of such actions for STIMM to hire lawyers; if OTECEL does not do so, it will carry out the legal defense and will pass on the related costs to STIMM.

TEN.- PAYMENT FORMALITIES

The obligation of OTECEL and DAS to make any of the payments it is obligated to make is subject to the condition that STIMM prevent, at the offices of OTECEL, the respective invoice addressed to OTECEL, S.A. (R.U.C. [***]) as well as the invoices of the DAS according to the list of trade names and numbers in the Sole Taxpayer's Register, corresponding to each of them. The invoices must be issued by STIMM in compliance with all current legal and regulatory requisites in Ecuador. OTECEL and the DAS will have a maximum term of thirty (30) business days to object in writing the content of the invoices presented. After such period, the invoices will be deemed automatically accepted. Payments may be made through a financial entity. If the invoices are not paid within the term established in this contract [original sentence ends here].

ELEVEN.- TERM AND EXTENSION

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

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                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

The term of this contract will be two calendar years from March 1, 2003 to March 1, 2005. This contract may be renewed by written agreement of the parties.

TWELVE - INDEPENDENCE OF STIMM

12.1 All activities necessary to be carried out for supply under the conditions and modalities set forth in this Contract and in its service and procedures agreement will be carried out by STIMM on its own behalf and risk with its own personnel and with technical, managerial, financial and administrative autonomy.

12.2 Except for advertising materials and other elements that, according to the service and procedures agreement, will be provided by OTECEL to STIMM to be included or incorporated in the equipment as accessories thereof, STIMM must, in the terms of the Service and Procedures Agreement, provide on its own behalf and risk all the materials, packaging (except for personalized boxes and brochures), elements, materials and equipment necessary for the delivery of the equipment in the modality in question.

12.3 STIMM must provide, with the caution of a diligent businessman, the custody of the goods delivered to it by OTECEL or by other parties on behalf of or destined for OTECEL, and undertakes to assure the latter's rights in said goods, being responsible in this regard even for extremely light negligence. In the performance of said custody obligation, STIMM will respond for any damage arising from undue preservation. It will also be responsible for any adulteration, falsification, theft, misappropriation, deterioration, loss, misplacement or total or partial destruction suffered by them. In the event of termination of this contract, BRIGHTSTAR [sic] undertakes to return the goods not used in the terms and in accordance with the instructions of OTECEL, being responsible to the latter and to third parties for all expenses or damage caused as a consequence of the undue or erroneous utilization of said goods.

THIRTEEN.- CONFIDENTIALITY

STIMM undertakes not to disclose in any manner, and under any circumstance, any commercial, technical, strategic, administrative or other information it obtained in connection with this contract, be it directly or indirectly.

STIMM agrees to observe and maintain confidential all information obtained by any means or source arising from this contract, and which is related to the corporate object and activities of the other party, its shareholders, employees, executives, customers, providers and any other entity with which the other party has commercial relationships, as well as all information concerning the technical specifications of the equipment, cards and other accessories

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

marketed by it, which it may obtain in the performance of this contract, undertaking to use said information for the sole purpose of fulfilling the obligations arising from this contract.

STIMM must give the same careful treatment and confidentiality level with which it handles its own confidential information.

STIMM agrees to limit the access to said confidential information to its employees or representatives who reasonably request access to the information, making them participants and joint obligors with it concerning its confidentiality obligations contracted herein. Any person who has access to said information must be warned of the provisions of this contract; the recipient undertakes to make reasonable efforts for such persons to observe and comply with the provisions of this clause.

No information given in writing by a party to the other may be copied or reproduced in any manner other than with prior written authorization granted by the disclosing party, with the exception of copies the recipient may require in order to meet its obligations hereunder.

Regardless of the above, the following information will not be considered subject to the confidentiality obligations:

         1. Any information legitimately known to and obtained by the recipient, as well as documentation that, in the same manner, is part of its files before the release of said information arising from the execution of this contract.

         2.       Any information that is legally in public domain.

         3. Any information that may be in public domain and that was legitimately revealed, without any violation or noncompliance of the recipient concerning its obligations hereunder.

The confidentiality obligations contained in this clause will survive indefinitely with the same force and vigor, even after the termination or cancellation of this contract for any reason.

The exception to this confidentiality obligation is a mandate or order issued by a court, a regulatory entity or competent authority, always performing a power granted by law. However, the party that is required, judicially or administratively, must immediately report the situation to the other party before delivering said information.

STIMM undertakes to comply with the corporate standards established by OTECEL in order to handle and protect its information. Said document is enclosed herewith as an integral part, under ANNEX 5.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

FOURTEEN.- INSPECTION RIGHT

OTECEL will have the right and STIMM undertakes to respect it, to verify whenever it deems appropriate, directly or through another person freely indicated by it, any of STIMM's activities for the purposes of this Contract, including the production of packaging and instructions, import programming, storage, packing, making up packages of equipments with accessories, transport and delivery of equipment and products and other processes related to this contract. OTECEL may suggest changes in processes in order to make them more efficient; the application thereof will be analyzed and, if applicable, approved by STIMM. Inspections will take place during office hours, in an attempt not to interfere with STIMM's normal activities. STIMM will give all facilities for the investigations of facts that may affect OTECEL either in its assets or employees. In the event of an action that may be considered an infringement or violation, STIMM must file the corresponding complaints.

FIFTEEN. - SERVICE QUALITY

STIMM guarantees to OTECEL that it is a company specialized in the acquisition, handling and distribution of inventories of equipment in the telecommunications field and that it will meet the obligations hereunder with the highest quality standards and under the conditions defined in this Contract and in its Service and Procedure Agreement, as well as the performance measurements established by mutual consent.

STIMM will carry out exhaustive control of the form and method used to supply the Equipment, as well as the performance of the other activities set forth herein.

STIMM declares that, by signing and performing this contract, it does not violate any legal or contractual obligation it has at the time of its execution. Equally, STIMM undertakes to obtain, on its behalf and risk, all permits and authorizations necessary to duly perform the contract. On the other hand, STIMM undertakes to duly keep all assets, its own or leased, as necessary for full performance of the task entrusted to it.

SIXTEEN.- INSURANCE

The insurance of the inventories handled by STIMM will be for its full expense. In the case of cards, the provisions of clause seven, Marketing of Value Cards, apply.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

SEVENTEEN.- WARRANTY OF EQUIPMENT

The warranty arrangement will be negotiated by OTECEL. There are two warranty arrangements: "see stock" or guarantee of 100% (one hundred) of the equipment established in ANNEX III "WARRANTY ARRANGEMENT".

EIGHTEEN.- PERFORMANCE BOND OF THE CONTRACT

In order to assure the correct performance of the Contract by the services provided to OTECEL, STIMM will deliver to OTECEL, without protest, an [***] collectable immediately in favor of OTECEL, in an amount equivalent to US$ [***].00 ([***] Dollars) equivalent to [***]% of the fees projected for a year, backing up the quality of the services contracted. Said guarantee will be executable when the service quality depends only and exclusively on STIMM, as established in this contract.

The guarantee will remain valid during the term of this Contract.

NINETEEN.- NON-COMPLIANCE AND FINES

Barring circumstances of force majeure, act of God, higher variations than foreseen for the Forecast, as indicated in clause 4, point 4.2a) or inadequate activation information (as established in Annex IV D), should STIMM default on its obligation to deliver the equipment timely and completely, STIMM is subject to the penalty payable to OTECEL as penalty fines, the equivalent of [***]% of the base cost of the projects per unit per day of delay, unless STIMM remedies its non-compliance within a term not exceeding three calendar days for deliveries in the urban area of Quito, and four calendar days for deliveries outside said area.

It is understood that STIMM has defaulted on a delivery of a product when the Point of Sale experiences the total absence of such product (stock zero) for one day or more, if the sales have been maintained at standard levels according to the sales history of the last two weeks of sales. This excludes the cases in which a Point of Sale makes a special sale (which produces a sales peak higher than double the average daily sales in one day) and which it must report immediately to STIMM in order to cause the total replacement or advance shipment of equipment. These sales peaks must be removed from the calculation of the sales history of the last two weeks, since this is an exceptional situation and not a normal situation or sale.

To record the default, OTECEL must communicate the event to STIMM, and STIMM must issue a detailed report of the event, indicating the Point of Sale, Brand and model, Party Number, inventory and sales of the last three days before

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

the event, the last date of replacement of the product by STIMM, and the number of days at zero inventory level.

OTECEL will send to STIMM in writing the notice established in the previous section within 24 hours from the occurrence of the event, by email, and will request immediate acknowledgement of receipt.

STIMM will make its best effort to replace the missing product or one that is considered equivalent or fungible immediately, and will issue a complete detailed report establishing the real causes of the event, and will keep a register of events. STIMM will send this report to OTECEL within 48 hours from the occurrence of the event, by email, and will request immediately acknowledgement of receipt.

Should STIMM consider that the real causes of the event are not under its responsibility, it will issue a complete detailed report, explaining the reasons for which it does assume responsibility. STIMM will send this report to OTECEL within 48 hours from the occurrence of the event, by email, and will request immediate acknowledgement of receipt.

Mechanism for the calculation of penalties:

1. STIMM will be exempt from payment of the penalties established, if the fault involves up to [***]% of the total units indicated in the Forecast of the month in question.

2. STIMM will pay [***]% of the penalties established if the fault involves between [***]% and [***]% of the total units indicated in the Forecast of the month in question.

3. STIMM will pay [***]% of the penalties established if the fault involves between [***]% and [***]% of the total units indicated in the Forecast of the month in question.

4. STIMM will pay [***]% of the penalties established if the fault involves more than [***]% of the total units indicated in the Forecast of the month in question.

The parties agree, expressly, that the imposition of the fines set forth in this clause does not exempt STIMM from complying with its obligations. STIMM will be in default if it fails to comply with its obligations within the term set forth in the contract or its amendments, if any, without need for private or judicial notice, which it expressly waives. OTECEL is authorized to deduct from the payments pending to STIMM the amounts necessary to pay the penalties caused, without need for judicial or private requests of any type.

In the event of act of God or Force Majeure, as defined in the Civil Code and related laws, STIMM undertakes to resolve the incident to the extent possible; consequently, at its judgment, it will timely submit a report on the fact, as well as the actions taken and the results obtained, if any, to OTECEL; however,

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

this does not constitute an obligation for STIMM subject to penalty or that may affect the validity of this contract.

TWENTY.- TERMINATION

This Contract will terminate:

17.1     Due to the expiration of its term.

17.2 By mutual agreement of the parties entered in a document signed for this purpose.

17.3 At the initiative of OTECEL or STIMM, which may be exercised at any time without need to prior private or judicial request and without obligation to acknowledge or pay any fine or indemnity, in any of the following situations, except item a), which is applicable only for OTECEL:

a) When the competent authorities order, with or without just cause, the suspension or interruption of the concession of the mobile telephony service contract.

b) When entering the stoppage of payments, insolvency, dissolution or repeated or continuous defaults on its obligations to its personnel or creditors.

c) When false declarations were given or false data were supplied between them, for the execution of this Contract or, in general, when false data were supplied that may cause damage between them or to third parties.

d) When using illegal means to perform the Contract or other acts that damage the name of the one of the parties, when a sum of money or undue benefits were given or promised to a signatory party or employee of the one of the parties or to a third party.

e) When STIMM, its partners or majority shareholders or other representatives, their representatives or persons with power of administration were the object of a condemning sentence for any crime.

f) When STIMM does not adopt sufficient and effective safety measures to avoid the perpetration of crimes and irregularities in the purchase, transport, storage and marketing of equipment, value cards and accessories or when its negligent or careless action allows or facilitates the perpetration of such crimes of irregularities.

The termination at the initiative of OTECEL or STIMM will take place by written communication addressed to one of the parties, as the case may be, at the domicile entered in this Contract. In this case, the Contract will terminate on the date indicated

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

by OTECEL and in all events, not before ninety (90) days after the receipt date of the communication.

17.4 Due to the default of the parties on any of their obligations hereunder. For these purposes, and unless this Contract provides for a special means, mechanism or term for its termination, the parties may terminate this Contract after the lapse of a remedial period of thirty (30) calendar days, which will take place according to the following procedure: the damaged party will notify the other party in writing of the existence of the default and will give it a term of thirty (30) days to correct it after which, if the obligation has not been discharged satisfactorily, it may terminate the Contract immediately, without need for additional requirements. Regardless of the reason for the termination of the Contract, OTECEL undertakes to receive and pay for all products that STIMM would have ordered, received, shipped and/or imported, at the request of OTECEL, considering the established maximum and minimum system.

TWENTY-ONE.- ASSIGNMENT

This Contract and the rights and obligations that arise from it may not be assigned in full or in part by either one of the parties without prior express written consent of the other party.

TWENTY-TWO.- BELLSOUTH TRADEMARKS.-

OTECEL has executed and enforced a trademark license agreement with BELLSOUTH CORPORATION (Trademark License Agreement) and, pursuant to this contract, each of them will use the BELLSOUTH trademark as it is authorized to do so according to their respective trademark license agreement.

In the performance of this contract, STIMM agrees not to use in any manner the corporate names or other industrial property elements of the BELLSOUTH trademarks.

TWENTY-THREE.- DOMICILES

The parties indicate as domicile for communications arising from this contract those indicated below:

OTECEL                                               STIMM

Avenida Republica y Pradera Esq.                     Panamericana Norte Km 5.5,
Edificio Bellsouth                                   Complejo Parkenor
Quito - Ecuador                                      Quito - Ecuador
Tel: 593 2 2227700                                   Tel:
Fax: 593 2 2227328                                   Fax:

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

The date of any notice or notification will be the date it is received by the addressee as appearing in the respective transmission or delivery proof. The addresses established in this contract may be changed at any time by recent communication sent to the current address of each party. No change of address of the Parties will be valid unless the other party is notified in writing as indicated in this clause.

TWENTY-FOUR.- NON-WAIVER OF THE EXERCISE OF RIGHTS

24.1 The delay or omission of either one of the parties to exercise its right or require compliance with any obligations of the other party hereunder will not constitute a waiver of such right or of its exercise in the future.

24.2 The express waiver of either one of the parties to exercise any of its rights hereunder will not constitute waiver of any other rights arising from this Contract.

TWENTY-FIVE.- AMENDMENT AND INTERPRETATION OF THE CONTRACT

25.1 This Contract may be amended only by written document signed by representatives of the parties, duly authorized for this purpose pursuant to applicable laws. They will be deemed nonexistent without said formality.

25.2 The parties understand that, in the event of contradiction in the terms of Service and Procedure Agreement, the terms of this Agreement will prevail.

25.3 This contract constitutes the sole and full agreement between the parties in connection with the contracted matter and prevails over any verbal or written proposal, any prior negotiation and any other communications between the parties in connection with the matter of the contract. Furthermore, it replaces and cancels any other contracts with the same object executed verbally or in writing by OTECEL with STIMM.

TWENTY-SIX.- SEVERABILITY

The nullity, unenforceability or illegality of any clause of this Contract will not affect the validity of the other provisions thereof.

TWENTY-SEVEN.- LABOR OBLIGATIONS

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

The relationship existing between OTECEL and STIMM is exclusively of a civil nature, and therefore it will be understood that there is no employment relation of any type between the parties, or the workers of STIMM and OTECEL.

STIMM is the only party responsible for paying all wages, salaries and other social benefits established in the Labor Code and in the Social Security Law, as employer of the workers who work for STIMM.

TWENTY-EIGHT.-  THE CONTRACTUAL DOCUMENTS

The documents which are part of this contract are as follows:

-    ANNEX I:   PRICE TABLE

-    ANNEX II:  HANDLING OF PREPAID CARDS AND PUBLIC TELEPHONY CARDS

-    ANNEX III: GUARANTEE ARRANGEMENT, DUMMIES, MERCHANDISING MATERIAL, PARTS
                AND ACCESSORIES

-    ANNEX IV:  GENERAL FORMS

-    ANNEX V:   SCORECARD

-    ANNEX VI:  BELLSOUTH CORPORATE STANDARDS

TWENTY-NINE.- GOVERNING LAW

This contract will be governed and interpreted under the laws of the Republic of Ecuador.

THIRTY.- ETHICAL CONDUCT NORMS AND ANTICORRUPTION PRACTICES:

BELLSOUTH and the executives of OTECEL S.A. are subject to the Foreign Corrupt Practices Act of 1997, which prohibits companies, executives and employees from making any payment in cash or in kind, directly and indirectly, and for any reason, to a public servant of any State agency or sectional or autonomous entities or companies in the private sector controlled by the public sector to convince him to help the company or its employees in its administrative or judicial formalities or to assure an outcome that benefits them. Consequently, should the contractor fail to comply with the provisions of the previous paragraph, it will constitute a cause for termination of this contract, without prejudice to the legal actions that may be taken by OTECEL S.A.; having, at the time of execution of this contract and during its term, a public servant among their executives and employees, or a candidate for an elected position or a partner, associate of the company or its executives, with the understanding that payment to a third party as an instrument to reach the public servant will be considered a violation of the contract.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

THIRTY-ONE.- DISPUTES:

Any dispute or difference arising from this contract, its performance and liquidation and interpretation, will be resolved with the assistance of a mediator from the Center for Arbitration and Mediation of the Ecuadorian American Chamber of Commerce of Quito. If the dispute is not resolved by this procedure, the parties submit to the resolution of an Arbitration Court of the Ecuadorian American Chamber of Commerce of Quito, who will rule under the Law of Arbitration and Mediation, the Regulation of the Arbitration and Mediation Center of the Ecuadorian American Chamber of Commerce of Quito and the following provisions and principles:

The Court will be made up of 3 arbitrators, designated by the CAM of the Ecuadorian American Chamber of Commerce pursuant to the Law of Arbitration and Mediation. The Court will decide under the law.

For the execution of provisional measures, the Arbitration Court is entitled to request public, judicial, police officers and administrative personnel for compliance, without need to resort to any ordinary judge.

The arbitration proceeding will be confidential.

The place of arbitration will be the installations of the Center for Arbitration and Mediation of the Ecuadorian American Chamber of Commerce of Quito. The parties confirm all the stipulations and in witness whereof sign this contract on April 17, 2003 in the city of Quito.

STIMM ECUADOR CIA. LTDA.            OTECEL S.A.

/s/ Carla Giussani                  /s/   Alberto Sandoval Jaramillo
--------------------                --------------------------------
CARLA GIUSSANI                      ALBERTO SANDOVAL JARAMILLO
GENERAL MANAGER                     EXECUTIVE PRESIDENT

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera       Extension calle llanes and
P.O. Box 1717792 - QUITO                  Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                Bellsouth Building - GUAYAQUIL
                                          Tel./Fax: (593-4) 220 3503

                                   ANNEX I

                                PRICE TABLES

EXAMPLE - Quantity = 10,000

                                                                   POSTPAID                   PREPAID
                                                                                         UNIT
                    ITEM                         RATE     UNIT PRICE     TOTAL PRICE     PRICE      TOTAL PRICE
--------------------------------------------     ----     ----------     -----------     -----      -----------
Purchase Cost of the Product at origin                    $    [***]     $     [***]     $[***]     $     [***]
Freight from origin (manufacturer's
delivery point) to: Miami or Quito,
depending on OTECEL's instructions                        $    [***]     $     [***]     $[***]     $     [***]
Handling of inventories abroad (Brightstar
Corp. Miami) includes: reception,
sampling, storage and shipping                            $    [***]     $     [***]     $[***]     $     [***]
International logistics, includes freight
from Miami to Quito                                       $    [***]     $     [***]     $[***]     $     [***]
Customs clearance                                         $    [***]     $     [***]     $[***]     $     [***]
Payment of import fees and duties (1%
inspection based on FOB Miami value 0.1%
TM + 0.5% FODINFA based on CIF value")
"CIF Value assumes 0.25% insurance charge                 $    [***]     $     [***]     $[***]     $     [***]
Logistic handling in Ecuador, includes
internal transport to the warehouses of
Brightstar Ecuador                                        $    [***]     $     [***]     $[***]     $     [***]
Handling of inventories and storage at
Brightstar Ecuador                                        $    [***]     $     [***]     $[***]     $     [***]
Programming, kitting, preparation of the
product (for prepaid products);
preparation of the product only (for cost
Postpaid Products                                         $    [***]     $     [***]     $[***]     $     [***]
Software tools to handle inventories, i.e.,
the use right of the systems used by
Brightstar to support the operation (e.g., FMS)           $    [***]     $     [***]     $[***]     $     [***]
SUBTOTAL: BASE COST OF THE PRODUCT                        $    [***]     $     [***]     $[***]     $     [***]

Intercompany fees (based on the cost of          [***]    $    [***]     $     [***]     $[***]     $     [***]
product ExWorks Miami)
Transport insurance from the beginning to        [***]    $    [***]     $     [***]     $[***]     $     [***]
the end of the process (based on the Base
Cost of the Product)
Fees for logistic handling from the              [***]    $    [***]     $     [***]     $[***]     $     [***]
beginning to the end of the process (based
on the Base Cost of the Product)
Cost of transport for distribution from the               $    [***]     $     [***]     $[***]     $     [***]
warehouses of Brightstar Ecuador to the
distribution points
SUBTOTAL:  LOGISTIC COST                                  $    [***]     $     [***]     $[***]     $     [***]

    PRICE OF THE PRODUCT - DIRECT CHANNEL                 $    [***]     $     [***]     $[***]     $     [***]

Administration Fee for financed sale to                   $    [***]     $     [***]     $[***]     $     [***]
indirect channel (based on the Base Cost of
the Product - applies only to sales on
credit to indirect channel)
  PRICE OF THE PRODUCT - FINANCED INDIRECT                $    [***]     $     [***]     $[***]     $     [***]
                   CHANNEL

   LIST OF STANDARD SERVICES:

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera       Extension calle llanes and
P.O. Box 1717792 - QUITO                  Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                Bellsouth Building - GUAYAQUIL
                                          Tel./Fax: (593-4) 220 3503

LIST OF VALUE-ADDED SERVICES:

          DESCRIPTION OF THE SERVICE                                     PRICE
-----------------------------------------------------------            ---------
Authentication                                                         $   [***]
Battery charge                                                         $   [***]
Turn on verification                                                   $   [***]
IRDB loading                                                           $   [***]
Thermoplastic packing with material                                    $   [***]
ESN scanning                                                           $   [***]
TC scanning (certification code)                                       $   [***]
Flash                                                                  $   [***]
Insertion of Accessories and/or POP materials                          $   [***]
Sticking of labels (each)                                              $   [***]
Pre-programming                                                        $   [***]
MIN programming                                                        $   [***]
Data programming                                                       $   [***]
Internal kitting                                                       $   [***]
Basic operation test                                                   $   [***]
Verification of content                                                $   [***]
Unpacking by piece of equipment                                        $   [***]
Inverse logistic integral service*                                     $   [***]
Service of handling seed stock and equipment classification            $   [***]
Storage by cellular and by day                                         $   [***]
Storage by kilogram and by day                                         $   [***]

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera       Extension calle llanes and
P.O. Box 1717792 - QUITO                  Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                Bellsouth Building - GUAYAQUIL
                                          Tel./Fax: (593-4) 220 3503

                         LIST OF STANDARD SERVICE PRICES

A        STANDARD PREPARATION SERVICE:                                 value      Price USD
-        ------------------------------------------------              -----      ---------
1        Reception of Product and Verification of Content              [***]         [***]
2        ESN's Scanning                                                [***]
3        Battery charge                                                [***]
4        Turn on verification                                          [***]
5        Sticking of the certification label                           [***]
6        Sticking of the battery charge label                          [***]
7        Packing in thermoplastic (includes material)                  [***]
B        STANDARD READY PREPARATION SERVICE                            value      Price USD
A        Standard Preparation Service                                  [***]         [***]
7        Scanning of the certification code                            [***]
8        MIN Programming                                               [***]
9        Sticking of tryptic labels                                    [***]
10       Sticking of the label on the box                              [***]
11       Kitting                                                       [***]
C        SPECIAL READY PREPARATION SERVICE                             value      Price USD
A        Standard Preparation Service                                  [***]         [***]
7        Scanning of the certification code                            [***]
8        MIN Programming                                               [***]
9        Sticking of tryptic labels                                    [***]
10       Sticking of the label on the box                              [***]
11       Kitting                                                       [***]
12       Inclusion POP material and accessories                        [***]

* The costs of the certification label and the costs related to this certification process must be added to these prices.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested


                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera       Extension calle llanes and
P.O. Box 1717792 - QUITO                  Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                Bellsouth Building - GUAYAQUIL
                                          Tel./Fax: (593-4) 220 3503

                                    ANNEX II

                 HANDLING OF PREPAID AND PUBLIC TELEPHONY CARDS

1. The telephony cards will be purchases (locally or imported) by STIMM based on OTECEL's Purchase Orders. OTECEL will deliver the money for the purchase of the cards ([***]) through an advance into the current account of STIMM Ecuador.

2. STIMM will bill OTECEL for all cards purchased at the [***] of the product, which includes the value of the [***] of the provider, [***] expenses, [***] and [***]. The base cost of the product does not include [***]. This insurance will protect the nominal commercial value of the telephony cards, in cases of loss or theft, or in any event that prevents STIMM from delivering the total number of contracted value cards,

3. STIMM will bill OTECEL for the fees for services rendered, [***]% of the [***] on the total cards handled during the month.

4. STIMM will issue weekly on Mondays the invoice for the shipments of the immediately prior week, except for the last week of the month which will be billed two business days before the last business day of the month. The advance will be settled weekly against the invoice issued.

5. STIMM will ship to DAS and OTECEL the cards destined for each of the channels, with the respective shipping document, and [***].

6. STIMM will not make shipments in quantities of less than [***] cards, both prepaid and for public telephony.

7. OTECEL will issue the invoice to the DAS and their customers with the final consumer price (US$ 3, [***], [***], etc.)

8. The selling price of the cards to the final customer will be as indicated in each of the invoices (US$ 3, [***], [***], etc.)

9.    The DA must deliver the invoice for its commission.

10. The DAS must deliver the invoice corresponding to its commission when paying for the acquisition of the cards at the offices of OTECEL.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera       Extension calle llanes and
P.O. Box 1717792 - QUITO                  Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                Bellsouth Building - GUAYAQUIL
                                          Tel./Fax: (593-4) 220 3503

11.   [***].

12.   [***].

13.   Documents

            -     OTECEL ISSUES:

            -     Invoices for the sale of cards

            -     Income tax withholding certificates

            -     VAT withholding certificates

            -     DISTRIBUTOR ISSUES:

            -     [***]

            -     [***]

            -     [***]

            -     STIMM ISSUES:

            -     Invoice for the sale of cards at import cost

            -     Invoice for handling commission

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera       Extension calle llanes and
P.O. Box 1717792 - QUITO                  Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                Bellsouth Building - GUAYAQUIL
                                          Tel./Fax: (593-4) 220 3503

                                    ANNEX III

             GUARANTEE ARRANGEMENT, DUMMIES, MERCHANDISING MATERIAL,
                              PARTS AND ACCESSORIES

- The guarantee arrangement is negotiated by OTECEL: Supply Chain Management with the providers. There are two arrangements: [***] or guarantee for [***]% of the equipment.

-     Revision by Provider:

      1. [***]: [***] of [***]% in equipment, respectively. The import must include the percentage of additional guarantee for all equipment as guarantee.

            [***]% of the equipment must change the CIF provider's cost ([***].) In the warehouse, the equipment was separated for distribution and STIMM will keep the guarantee equipment (STIMM bills the guarantee equipment immediately and places them in the warehouse waiting for shipping requests from the technical service points).

            The equipment by application of guarantee delivered to the Technical Service will be sent to STIMM's warehouse, which will administer and control the inventory of such equipment (The cost of this service is specified in the Table of Value Added Services). In the case of [***] as guarantee, damaged equipment must be destroyed and not returned. The clerk who enters the inventories into accounting at OTECEL will destroy the damaged equipment based on minutes signed with STIMM.

      2. [***]: Guarantee of [***] for all equipment. Draft a Commercial Agreement to handle Equipment under Guarantee clarifying the responsibility of the provider to pay the expenses for freight, insurance, customs release, storage, inventory administration, administration of the "reverse logistics" process, etc. OTECEL will bill the total cost to the provider. [***] of [***]% will be negotiated with the providers in the first shipment of equipment.

            This equipment will be sent to STIMM's warehouse, which will administer and control the inventory of such equipment. For the return of the equipment to providers, OTECEL will bill STIMM for the value of the equipment negotiated with the manufacturer, at a price equivalent to the average cost (RMA). STIMM will take care of the reverse logistics and will bill these logistic costs to the provider.

      3. [***]: [***] [***]% managed by the company [***]. A process is necessary to define the delivery of this equipment that allows for certification.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

     4. [***]: [***] guarantee, but through cards. Pending negotiation of [***]% [***] in the first shipment and Commercial Agreement to handle equipment in guarantee.

- Administration of Dummies: Will be handled by the same arrangement as the equipment.

- Handling of Merchandising Articles: FOB Miami arrangement in which the consignee must be STIMM Corp., refer to Annex I List of Value Added Services.

- Administration of Spare Parts: In a first stage until OTECEL outsources the Technical Service, STIMM will place purchase orders with the provider under the items and price parameters delivered by the Technical Service. STIMM will handle logistics, storage (90 days) and distribution. The P.O. must include a penalty for late shipment.

- Handling of Accessories: This is not a consignment agreement. STIMM will bill OTECEL when it ships to the Points of Sale. Equipment kitting accessories will keep the system used for equipment. OTECEL will cover guarantees for accessories in the points of sale where the only provider will be STIMM. The guarantee conditions will be packing, product and sale invoice of the applicable point (this must be included in a sheet in the sale). The guarantees of the accessories must be negotiated with the providers.

NOTE: When the Technical Service starts being outsourced, there will be a possibility to deliver equipment for guarantee to this outsourcing company. Parts management will also be handled by the outsourcing company of the Technical Service.

The guarantee funds will not be used for other purposes under any circumstances.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested
                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

                                    ANNEX IV

                                  GENERAL FORMS

A) ROLLING FORECAST FOR 12 MONTHS (EXAMPLE FOR ONLY 3 MONTHS)

                   Estimated    Sept-    Oct-    Nov-    Dec-    Jan-    Feb-    Mar-    Apr-    May-    Jun-    Jul-
                    Pricing       03      03      03      03      04      04      04      04      04      04      04
                   --------------------------------------------------------------------------------------------------
Motorola T732
(Brew and
Camera)               $309                               1800    1300    700     500     500     600     800     600

B) PRODUCT ROADMAP (EXAMPLE FOR ONLY 4 MONTHS)

TIER    MODELS                 SEGMENT                  January          February              March                 April
---------------------------------------------------------------------------------------------------------------------------------
                        NORMAL  READY  MIGRATION  S1  S2  S3  S4  S5  S6  S7  S8  S9  S10  S11  S12  S13  S14  S15  S16  S17  S18
                        ---------------------------------------------------------------------------------------------------------
LOW   BELLSOUTH/COMPAL

LOW   MOTOROLA JUPITER

LOW   NOKIA 2280

LOW   NOKIA 6015

LOW   KYOCERA PHANTOM

TIER    MODELS                 SEGMENT                    May                  June                  July
-----------------------------------------------------------------------------------------------------------------
                        NORMAL  READY  MIGRATION  S19  S20  S21  S22  S23  S24  S25  S26  S27  S28  S29  S30  S31
                        -----------------------------------------------------------------------------------------
LOW   BELLSOUTH/COMPAL

LOW   MOTOROLA JUPITER

LOW   NOKIA 2280

LOW   NOKIA 6015

LOW   KYOCERA PHANTOM

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera         Extension calle llanes and
P.O. Box 1717792 - QUITO                    Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                  Bellsouth Building - GUAYAQUIL
                                            Tel./Fax: (593-4) 220 3503

C) PROMOTIONS CALENDAR FOR 12 MONTHS

SHIELDS

                                              BEGINNING,
                                             DURATION; END   DETAILED EXPLANATION OF THE
                                             (OR UNTIL THE    STRATEGY TO BE FOLLOWED,      BRANDS, MODELS,
                                               STOCK IS        TARGET, IMPLEMENTATION,          MIX BY
MONTHS          NAME OF THE PROMOTION         EXHAUSTED)      MATERIALS, KITTING, ETC.        RANGE/MODEL
-----------------------------------------------------------------------------------------------------------
March      Ready [***] Poli
March      Ready [***]
March      Launch [***] Equipment
March      Promotion, Ready [***]
March      Launch, [***] Equipment
April      Launch, [***] Equipment
April      Launch, [***] Equipment
April      Launch, [***] Equipment

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera    Extension calle llanes and
P.O. Box 1717792 - QUITO               Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700             Bellsouth Building - GUAYAQUIL
                                       Tel./Fax: (593-4) 220 3503

D) FILE (PLANO O . TXT) FOR DAILY TRANSMISSION OF SALES INFORMATION (ACTIVATIONS), TO BE SENT BY OTECEL TO STIMM DAILY, CONSOLIDATED BY PART NUMBER AND POINT OF SALE

PART CODE    POS      QUANTITY     DATE
---------    -----   ----------  ---------
  [***]      [***]        7      1/11/2002
  [***]      [***]        6      1/11/2002
  [***]      [***]        4      1/11/2002
  [***]      [***]        4      1/11/2002
  [***]      [***]        3      1/11/2002
  [***]      [***]        3      1/11/2002
  [***]      [***]        2      1/11/2002
  [***]      [***]        2      1/11/2002
  [***]      [***]        2      1/11/2002
  [***]      [***]        1      1/11/2002
  [***]      [***]        1      1/11/2002
  [***]      [***]        1      1/11/2002
  [***]      [***]        1      1/11/2002
  [***]      [***]        1      1/11/2002
  [***]      [***]        1      1/11/2002
  [***]      [***]        1      1/11/2002
  [***]      [***]        3      1/11/2002
  [***]      [***]       11      1/11/2002
  [***]      [***]        9      1/11/2002
  [***]      [***]        7      1/11/2002
  [***]      [***]        6      1/11/2002
  [***]      [***]        4      1/11/2002
  [***]      [***]        3      1/11/2002
  [***]      [***]        2      1/11/2002
  [***]      [***]        2      1/11/2002
  [***]      [***]        1      1/11/2002

NOTE:

The forms presented in this Annex were agreed upon between OTECEL and STIMM, they must be used to present information as indicated in this contract. Alternative forms not agreed upon in writing will not be accepted.

The forms may be modified, improved or updated only by written agreement signed by both parties.

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera             Extension calle llanes and
P.O. Box 1717792 - QUITO                        Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                      Bellsouth Building - GUAYAQUIL
                                                Tel./Fax: (593-4) 220 3503

                                     ANNEX V

                                SCORE CARD STIMM

                  Detail                  Weight                       Excellent       Good           Bad       Total Evaluations
       MOVEMENT BRIGHTSTAR INVENTORY         %       Score    Ideal    0.71 - 1    0.46 - 0.70   [illegible] Nov-11-03
       ------------------------------     ------     -----    -----    ---------    -----------   ----------- ---------------------
 1     INITIAL INVENTORY (Forecast         [***]       1      [***]                                               0
       Required)
 2     TOTAL SHIPMENTS (BRIGHTSTAR         [***]       1      [***]                                               0
       SALES) Min 90%, 80% and 70%
       (month 1, 2 and 3)
       SHIPMENTS VERSUS REVIEWED           [***]       1      [***]                                               0
 3     FORECAST (Weekly revision)
 4     SHIPMENTS VERSUS FORECAST           [***]       1      [***]                                               0
       SUBTOTAL                            [***]              [***]                                               0         0    0

       ACCURACY FORECAST
 1     [illegible]                         [***]       1      [***]                                               0
 2     SALES (estimated)                   [***]       1      [***]                                               0
 3     EXACTNESS 80%, 100%                 [***]       1      [***]                                               0
 4     ACCUMULATED FORECAST MODEL          [***]       1      [***]                                               0
 5     ACCUMULATED SALES MODEL             [***]       1      [***]                                               0
 6     ACCUMULATED FORECAST TIER           [***]       1      [***]                                               0
 7     ACCUMULATED SALES TIER              [***]       1      [***]                                               0
       SUBTOTAL                            [***]              [***]                                               0         0    0

       SAFETY STOCK

 1     FINAL INVENTORY: FINISHED (15       [***]       1      [***]                                               0
       days of inventory based on
       real sales)
 2     INVENTORY IN PRODUCTION (15         [***]       1      [***]                                               0
       days of inventory based on
       real sales)
 3     INVENTORY IN TRANSIT - CUSTOMS      [***]       1      [***]                                               0
       (15 days of inventory)
 4     [illegible]                         [***]       1      [***]                                               0
 5     TOTAL INVENTORY                     [***]       1      [***]                                               0
 6     NON-CONFORMING INVENTORY            [***]       1      [***]                                               0
 7     [illegible]                         [***]       1      [***]                                               0
 8     REQUIREMENTS TO COVER DEMAND 4      [***]       1      [***]                                               0
       WEEKS (total forecast
       requested)
 9     DAYS OF INVENTORY STOCK,            [***]       1      [***]                                               0
       BRIGHTSTAR ECUADOR (15 days)
10     IMPORTS EXPECTED TO ARRIVE -        [***]       1      [***]                                               0
       STOCK MIAMI
11     SHIPPING DATE                       [***]       1      [***]                                               0
       (MIAMI/MANUFACTURER)
12     DAYS OF INVENTORY STOCK             [***]       1      [***]                                               0
       BRIGHTSTAR MIAMI
       SUBTOTAL                            [***]              [***]                                               0         0    0
                                          ------     -----    -----    ---------    -----------   -----------   -------    ---  ---
       TOTAL                               [***]              [***]                                               0         0    0

FINAL EVALUATION TABLE

FROM [***] TO [***]        POINTS     THIRTY DAYS TO IMPROVE YOUR SERVICE
FROM [***] TO [***]        POINTS     FORTY-FIVE DAYS TO IMPROVE YOUR SERVICE
FROM [***] TO [***]        POINTS     MAINTAIN SERVICE

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET

                 [***] Denotes Confidential Treatment Requested

                                                                [BELLSOUTH LOGO]

OTECEL S.A.
Av. Republica, corner of La Pradera             Extension calle llanes and
P.O. Box 1717792 - QUITO                        Av. Carlos Julio Arosemena
Tel./Fax: (593-2) 222 7700                      Bellsouth Building - GUAYAQUIL
                                                Tel./Fax: (593-4) 220 3503

EXCHANGE OF INFORMATION BRIGHTSTAR BELLSOUTH
LOGISTIC COURIER OF BRIGHTSTAR (DELIVERY TIMES POINTS OF SALE) COMPLIANCE WITH INFORMATION DELIVERY SCHEDULES
SCHEDULES OF SHIPMENTS TO IMPROVE CUSTOMER SERVICE
CONTROL OF HANDLING OF INFORMATION (INFORMATION SAFETY) QUALITY OF FINAL INFORMATION (DIFFERENT EQUIPMENT SERIES AND BOX)
PRODUCT QUALITY
PHYSICAL SPACE FOR THE OPERATION OF BELLSOUTH AT BRIGHTSTAR

                                                                STIMM CIA. LTDA.
                          INTELLIGENT TECHNOLOGY SOLUTIONS FOR THE MOBILE MARKET